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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Amendment No. 3 to Registration Statement No. 333-59527 of Internet America, Inc. of our report dated August 12, 1998, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Selected Financial and Operating Data" and "Experts" in such Prospectus.

                                                /s/ DELOITTE & TOUCHE LLP

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                                                   Deloitte & Touche LLP

Dallas, Texas
November 17, 1998